UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Select Medical Holdings Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MMMMMMMMMMMM + MMMMMMM C 1234567890 SELECT MEDICAL HOLDINGS CORPORATION 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Online Go to www.envisionreports.com/SEM or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be received by April 27, 2020 at 11:59 P.M., local time. Important Notice Regarding the Availability of Proxy Materials for the Select Medical Holdings Corporation Stockholder Meeting To Be Held on Tuesday, April 28, 2020 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholder meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at: www.envisionreports.com/SEM Easy Online Access — View your proxy materials and vote. Step 1: Step 2: Step 3: Step 4: Step 5: Go to www.envisionreports.com/SEM. Click on Cast Your Vote or Request Materials. Follow the instructions on the screen to log in. Make your selections as instructed on each screen for your delivery preferences. Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 18, 2020 to facilitate timely delivery. + 2 N O T C O Y 036EAE MMMMMMMMM Stockholder Meeting Notice 1234 5678 9012 345

Dear Select Medical Holdings Corporation Stockholder: The 2020 Annual Meeting of Stockholders of Select Medical Holdings Corporation (the “Company”) will be held at the Doubletree by Hilton Hotel Metropolitan New York City, 569 Lexington Avenue, New York, NY 10022, on Tuesday, April 28, 2020, at 11:00 a.m. local time. Proposals to be considered at the Annual Meeting: 1. 2. 3. 4. Vote to elect three Class II directors, each for a term of three years or until their respective successors have been elected and qualified; Non-binding advisory vote to approve executive compensation; Vote to approve the Select Medical Holdings Corporation 2020 Equity Incentive Plan; and Ratification of the appointment of PriceWaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The Board of Directors recommends a vote “FOR” Proposals 1, 2, 3 and 4. The Board of Directors has fixed the close of business on March 2, 2020 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Directions to the Select Medical Holdings Corporation Annual Meeting Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the Annual Meeting where you may vote in person can be found on the website, https://doubletree3.hilton.com/en/hotels/new-york/doubletree-by-hilton-hotel-metropolitan-new-york-city-NYCDTDT/maps-directions/index.html Annual Meeting Location: Doubletree by Hilton Hotel Metropolitan New York City 569 Lexington Avenue New York, NY 10022 Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — — — Internet – Go to www.envisionreports.com/SEM. Click Cast Your Vote or Request Materials. Phone – Call us free of charge at 1-866-641-4276. Email – Send an email to investorvote@computershare.com with “Proxy Materials Select Medical Holdings Corporation” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 18, 2020. Stockholder Meeting Notice